UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07685

                             FRONTEGRA FUNDS, INC.
               (Exact name of registrant as specified in charter)

                                400 Skokie Blvd.
                                   Suite 500
                           Northbrook, Illinois 60062
              (Address of principal executive offices) (Zip code)

                             William D. Forsyth III
                          400 Skokie Blvd., Suite 500
                           Northbrook, Illinois 60062
                    (Name and address of agent for service)

                                 (847) 509-9860

               Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2004

Date of reporting period: December 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

(FRONTEGRA FUNDS LOGO)

                               SEMI-ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                      Frontegra IronBridge Small Cap Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.

                               December 31, 2003

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                           1
FRONTEGRA TOTAL RETURN BOND FUND
FRONTEGRA INVESTMENT GRADE BOND FUND
   Report from Reams Asset Management Company, LLC                           4
   Investment Highlights                                                     6
   Schedule of Investments                                                   7
   Statement of Assets and Liabilities                                      15
   Statement of Operations                                                  16
   Statements of Changes in Net Assets                                      17
   Financial Highlights                                                     18
   Investment Highlights                                                    19
   Schedule of Investments                                                  20
   Statement of Assets and Liabilities                                      27
   Statement of Operations                                                  28
   Statements of Changes in Net Assets                                      29
   Financial Highlights                                                     30
FRONTEGRA IRONBRIDGE SMALL CAP FUND
   Report from IronBridge Capital Management, LLC                           32
   Investment Highlights                                                    34
   Schedule of Investments                                                  35
   Statement of Assets and Liabilities                                      40
   Statement of Operations                                                  41
   Statements of Changes in Net Assets                                      42
   Financial Highlights                                                     43
NOTES TO FINANCIAL STATEMENTS                                               44

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds for the first six months of our fiscal year (July 1, 2003 through December 31, 2003). During the past six months, the equity markets continued to post significant gains, while gains in the bond market tapered off.

During the period, we changed the name of the Frontegra Horizon Fund to the Frontegra IronBridge Small Cap Fund. We feel that the Fund's new name better incorporates both the identity of the Fund manager and the primary type of stocks in which the Fund invests.

FUND RESULTS

The bond market showed limited gains over the past six months. The broad bond market as measured by the Lehman Brothers Aggregate Bond Index returned 0.17% for the period, while the equity market as measured by the S&P 500 Index was up 15.14%.

The Frontegra Total Return Bond Fund and the Frontegra Investment Grade Bond Fund, managed by Reams Asset Management, both returned 1.27% for the six-month period. The Funds' defensive interest rate posture was the main contributing factor to each Fund's outperformance. Underexposure to the credit sector had only a slight negative impact over the period.

The Frontegra IronBridge Small Cap Fund, managed by IronBridge Capital Management, has returned 37.26% since the Fund's August 30, 2002 inception date. Over the same period, that figure compares favorably versus the 32.10% return of the Russell 2000 Index, a proxy for small stocks. However, during the past six months, the Fund trailed its benchmark with a return of 17.11% versus 24.92%. During that period, the Russell 2000 Index proved a difficult benchmark to keep up with given the scope and magnitude of the market's appreciation.

SUMMARY

Uncertainty continues to be a dominant factor regarding the strength and sustainability of the recovery in the equity markets. While issues on the geopolitical front remain somewhat unsettled, a jobless recovery, an upcoming presidential election and the possibility of an eventual increase in interest rates will all do their part to influence the future direction of both the bond and stock markets.

As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

/s/ Thomas J. Holmberg, Jr.             /s/ William D. Forsyth III

Thomas J. Holmberg, CFA                 William D. Forsyth, CFA
Frontegra Asset Management, Inc.        Frontegra Asset Management, Inc.

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

The bond market provided modest returns over the last six months. In fact, absolute returns in the bond market were barely positive as Treasury rates trended up during the period. Relative returns proved more favorable, however, as the Total Return Bond Fund returned 1.27% over the past six months compared to 0.17% for the benchmark, Lehman Brothers Aggregate Bond Index.

In similar fashion, the Investment Grade Bond Fund returned 1.27% over the past six months, bettering the 0.17% return of the benchmark.

PORTFOLIO REVIEW

Interest rates soared from July into early September then fell again before trading in a narrow range over the final three months. By year-end, ten-year Treasury yields were 45 basis points higher than at the end of 2002. Credit markets became very accommodating across the entire ratings spectrum, with record new issuance at increasingly narrower credit spreads. Further, the mortgage market turned from concerns of rising prepayment to a contemplation of falling prepayments. One factor that did not change during the period was the shape of the yield curve, as the curve remained extremely steep. Despite the recovery in the economy, inflation has so far remained quiescent and encouraged the Fed to delay any increase in short rates, causing the curve to steepen as longer rates rose.

The main factor contributing to incremental performance during the period was the interest rate sensitivity of the Funds. Especially in the past few months, ten-year Treasury yields moved consistently within a 4.0-4.5% trading range. This is a critical range in our valuation models, and we tended to increase the duration of the Funds at the top of the range and lower the duration at the bottom.

After a break in the mortgage market during the third calendar quarter when rising rates caused the expectation of a rapid slowing in prepayments and lengthening in durations, the mortgage market stabilized during the fourth calendar quarter with spreads narrowing. The raw yield available in the mortgage market remains enticing to investors in the current extremely low-yield market environment. However, the mortgage market could rapidly be destabilized again by a sharp move in interest rates in either direction.

Credit conditions proved highly favorable during the past six months. Default rates have fallen with the recovery and the market is wide open for new issues of all quality levels. Credit spreads continue to be driven to unattractive levels by the paucity of acceptable-yield alternatives. This is especially true in the high yield market.

PORTFOLIO OUTLOOK AND STRATEGY

The Funds are positioned to benefit from movement over the current trading range in the longer-term Treasury market, from an eventual flattening in the yield curve, from underexposure to the overvalued credit market and from relative stability in the mortgage market.

With the longer-term Treasury market expected to remain in a trading range as long as inflation remains well-behaved and short-rates remain unchanged, we will generally be extending duration near the top of the range (4.5% ten-year) and contracting duration near the bottom (4.0%). This corresponds to a "real" range of 2.0-2.5% on the Treasury ten-year, which is consistent with our market valuation model.

The Funds remain modestly "barbelled" to take advantage of an eventual flattening in the curve. This is a strategy worth waiting for since, given the extreme slope of the curve, it is potentially more powerful than the duration strategy itself, and could benefit from both increasing-rate and declining-rate scenarios. Credit exposure is light, since we think that most credits have tightened so much in spread that they do not compensate adequately for risk. Holdings in energy/power credits, aircraft equipment trust certificates ("ETC"), and high yield bonds in general have been greatly reduced as they recovered during 2003.

Mortgage holdings are significant and have been actively traded, adding performance, since the sector has provided significant opportunities. We think that these opportunities are likely to continue, especially with favorably-structured discount coupons becoming more available.

Non prepayment-sensitive commercial mortgage backed securities ("CMBS") and asset-backed holdings continue to be significant in the Funds, since their AAA credit qualities and favorable structures are attractive compared to current alternatives.

SUMMARY

We think that the Funds are well positioned to take advantage of the opportunities afforded investors in the fixed income markets, particularly from a defensive duration posture and yield curve perspective. We appreciate your continued support as fellow shareholders in the Funds.

Regards,

/s/ Mark M. Egan                        /s/ Robert A. Crider

Mark M. Egan, CFA, CPA                  Robert A. Crider, CFA
Reams Asset Management Company, LLC     Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                       Frontegra Total                  Lehman Brothers
  Date                 Return Bond Fund              Aggregate Bond Index
  ----                 ----------------              --------------------
  11/25/96*<F1>            $100,000                         $100,000
  12/31/96                  $99,239                          $99,546
   3/31/97                  $98,362                          $98,989
   6/30/97                 $102,032                         $102,625
   9/30/97                 $105,600                         $106,035
  12/31/97                 $107,761                         $109,156
   3/31/98                 $109,814                         $110,855
   6/30/98                 $112,097                         $113,445
   9/30/98                 $116,435                         $118,242
  12/31/98                 $116,850                         $118,641
   3/31/99                 $116,509                         $118,052
   6/30/99                 $115,847                         $117,015
   9/30/99                 $116,931                         $117,808
  12/31/99                 $116,688                         $117,664
   3/31/00                 $120,434                         $120,260
   6/30/00                 $123,697                         $122,356
   9/30/00                 $127,807                         $126,045
  12/31/00                 $132,423                         $131,346
   3/31/01                 $137,575                         $135,332
   6/30/01                 $138,374                         $136,096
   9/30/01                 $143,478                         $142,373
  12/31/01                 $142,220                         $142,436
   3/31/02                 $142,420                         $142,571
   6/30/02                 $143,131                         $147,838
   9/30/02                 $144,301                         $154,611
  12/31/02                 $150,349                         $157,044
   3/31/03                 $154,795                         $159,231
   6/30/03                 $162,151                         $163,214
   9/30/03                 $162,793                         $162,977
  12/31/03                 $164,216                         $163,491

*<F1>  11/25/96 commencement of operations.

Portfolio Total Return**<F2>
FOR THE PERIOD ENDED 12/31/03

ONE YEAR                      9.22%

FIVE YEAR
AVERAGE ANNUAL                7.04%

SINCE COMMENCEMENT
AVERAGE ANNUAL                7.24%

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

**<F2> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2003 (Unaudited)

Principal Amount                                                                           Value
----------------                                                                           -----
               ASSET-BACKED SECURITIES  10.7%
$ 6,070,000    American Express Master Trust, 2002-2 A, 1.21%, 5/15/06                  $  6,070,995
  1,910,000    Bank One Issuance Trust, 2003-A2 A2, 1.21%, 2/15/06                         1,910,847
  2,470,000    Chase Credit Card Master Trust, 2002-6 A, 1.22%, 9/15/05                    2,470,890
  2,100,000    Citibank Credit Card Issuance Trust,
                 2001-A2 A2, 1.29%, 2/07/06                                                2,104,150
  3,440,000    Conseco Finance Securitizations Corp.,
                 2000-4 A4, 7.73%, 4/01/31                                                 3,506,192
  2,457,615    Conseco Finance Securitizations Corp.,
                 2002-1 A, 6.681%, 7/01/31                                                 2,501,777
  1,568,306    Conseco Finance Securitizations Corp.,
                 2001-4 A2, 5.15%, 9/01/33                                                 1,591,648
  3,435,000    Discover Card Master Trust I, 2001-3 A, 1.31%, 3/15/06                      3,444,155
  1,200,000    GE Commercial Equipment Financing LLC,
                 2003-1 A3, 1.21%, 6/20/07                                                 1,200,211
     24,078    Green Tree Financial Corp., 1995-7 A5, 6.95%, 10/15/26                         24,501
    200,000    Green Tree Financial Corp., 1996-7 M1, 7.70%, 10/15/27                        170,062
  1,188,673    Lehman ABS Manufactured Housing Contract,
                 2001-B A3, 4.35%, 5/15/14                                                 1,152,882
  1,795,000    MBNA Credit Card Master Note Trust,
                 2003-A2 A2, 1.17%, 8/15/08                                                1,795,823
  1,785,000    MBNA Master Credit Card Trust, 2000-C A, 1.28%, 2/15/05                     1,786,856
  1,785,000    MBNA Master Credit Card Trust, 2000-K A, 1.26%, 3/17/08                     1,787,022
     25,033    Mego Mortgage Home Loan Trust, 1996-2 A, 7.275%, 8/25/17                       25,008
  1,254,190    Mid-State Trust, 11 A1, 4.864%, 7/15/38                                     1,180,179
    920,854    Nissan Auto Receivables Owner Trust,
                 2003-A A2, 1.45%, 5/16/05                                                   921,479
  1,670,000    Regions Auto Receivables Trust, 2002-1 A3, 2.63%, 1/16/07                   1,687,560
  1,353,985    Salomon Smith Barney RV Trust, 2001-1 A3, 4.74%, 2/15/13                    1,379,889
  1,405,951    World Omni Auto Receivables Trust,
                 2003-A A2, 1.46%, 8/15/05                                                 1,407,400
                                                                                        ------------
               TOTAL ASSET-BACKED SECURITIES
                 (cost $38,332,640)                                                       38,119,526
                                                                                        ------------

               COMMERCIAL MORTGAGE-BACKED
                 SECURITIES  7.5%
  1,958,649    Capco America Securitization Corp.,
                 1998-D7 A1A, 5.86%, 10/15/30                                              2,060,971
     33,356    Chase Commercial Mortgage Securities Corp.,
                 1997-2 A1, 6.45%, 12/19/04                                                   33,691
    350,000    Chase Commercial Mortgage Securities Corp.,
                 1997-2 A2, 6.60%, 11/19/07                                                  384,581
    735,464    Commercial Mortgage Asset Trust,
                 1999-C1 A1, 6.25%, 1/17/32                                                  770,311
    860,924    Commercial Mortgage Pass-Through Certificate,
                 1999-1 A1, 6.145%, 5/15/32                                                  909,915
    917,234    Credit Suisse First Boston Mortgage Securities Corp.,
                 1998-C2 A1, 5.96%, 12/15/07                                                 974,638
  1,887,087    Credit Suisse First Boston Mortgage Securities Corp.,
                 2003-1 1A1, 7.00%, 2/25/33                                                1,938,645
  2,450,000    General Growth Properties, 1 A1, 6.537%, 11/15/04 (Acquired
                 10/23/01; Cost $2,491,779) r<F3>                                          2,539,441
    204,998    GMAC Commercial Mortgage Securities Inc.,
                 1997-C1 A2, 6.853%, 7/15/29                                                 207,693
  1,151,389    GMAC Commercial Mortgage Securities Inc.,
                 1999-C1 A1, 5.83%, 5/15/33                                                1,215,796
  1,210,458    GMAC Commercial Mortgage Securities Inc.,
                 2000-C2 A1, 7.273%, 8/16/33                                               1,321,981
    817,812    GMAC Commercial Mortgage Securities Inc.,
                 1998-C2 A1, 6.15%, 5/15/35                                                  857,568
  1,678,724    Lehman Brothers Commercial Conduit Mortgage Trust,
                 1998-C4 A1A, 5.87%, 10/15/35                                              1,751,657
    320,000    Merrill Lynch Mortgage Investors, Inc.,
                 1998-C1 A3, 6.72%, 11/15/26                                                 348,987
  1,617,837    Morgan Stanley Capital I, 1999-WF1 A1, 5.91%, 11/15/31                      1,720,670
  1,669,252    Mortgage Capital Funding, Inc.,
                 1998-MC3 A1, 6.001%, 11/18/31                                             1,774,240
  1,161,489    Nationslink Funding Corp., 1998-2 A1, 6.001%, 8/20/30                       1,223,766
  1,593,678    Nomura Asset Securities Corp.,
                 1998-D6 A1A, 6.28%, 3/15/30                                               1,699,180
    710,000    NYC Mortgage Loan Trust, 1996 A3, 6.75%, 9/25/19 (Acquired
                 Multiple Dates; Cost $659,909) r<F3>                                        784,436
  1,580,000    Principal Residential Mortgage Capital Resources,
                 2001-3A A1, 4.55%, 12/20/04 (Acquired Multiple Dates;
                 Cost $1,579,320) r<F3>                                                    1,595,010
    816,735    Salomon Brothers Mortgage Securities VII,
                 2002-CDCA A1, 1.40%, 11/15/13 (Acquired 5/01/03;
                 Cost $817,187) r<F3>                                                        816,654
    550,509    Salomon Brothers Mortgage Securities VII,
                 2000-C2 A1, 7.298%, 7/18/33                                                 558,767
    777,884    Salomon Brothers Mortgage Securities VII,
                 2001-MMA A1, 5.3228%, 2/18/34 (Acquired Multiple
                 Dates; Cost $792,791) r<F3>                                                 806,745
    215,316    TIAA Commercial Real Estate Securitization,
                 2001-C1A A1, 5.77%, 6/19/16 (Acquired Multiple Dates;
                 Cost $221,010) r<F3>                                                        227,576
                                                                                        ------------
               TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                 (cost $25,716,362)                                                       26,522,919
                                                                                        ------------

               CORPORATE BONDS  15.1%
               Airlines  0.3%
  1,201,925    American Airlines, Inc., 1.76%, 9/23/07                                     1,203,142
                                                                                        ------------

               Automobiles  0.9%
  1,625,000    Daimlerchrysler NA Hldg., 4.05%, 6/04/08                                    1,613,937
    815,000    Ford Motor Co., 6.375%, 2/01/29                                               727,081
    855,000    Hertz Corp., 4.70%, 10/02/06                                                  870,051
                                                                                        ------------
                                                                                           3,211,069
                                                                                        ------------
               Banks  0.3%
    945,000    Credit Suisse First Boston London, 7.90%, 5/01/07 (Acquired
                 12/17/02; Cost $991,909) r<F3>                                            1,055,464
                                                                                        ------------

               Broadcast Services  0.2%
    690,000    Liberty Media Corp., 3.50%, 9/25/06                                           693,448
                                                                                        ------------

               Cable Television  0.2%
    800,000    Comcast Corp., 5.30%, 1/15/14                                                 797,343
                                                                                        ------------

               Chemicals  0.6%
    925,000    Equistar Chemicals LP, 8.75%, 2/15/09                                         966,625
    970,000    ICI Wilmington Inc., 5.625%, 12/01/13                                         974,671
    175,000    Lyondell Chemical Co., 11.125%, 7/15/12                                       194,250
                                                                                        ------------
                                                                                           2,135,546
                                                                                        ------------

               Energy  4.8%
  1,300,996    AES Ironwood LLC, 8.857%, 11/30/25                                          1,385,560
  1,524,000    American Ref-Fuel Co. LLC, 6.26%, 12/31/15 (Acquired
                 Multiple Dates; Cost $1,524,000) r<F3>                                    1,492,834
    597,275    East Coast Power LLC, 6.737%, 3/31/08                                         603,248
  3,405,000    Edison Mission Energy Funding, 7.33%, 9/15/08 (Acquired
                 Multiple Dates; Cost $3,178,908) r<F3>                                    3,558,225
  1,400,000    FirstEnergy Corp., 7.375%, 11/15/31                                         1,432,168
    490,000    Florida Power and Light Co., 5.95%, 10/01/33                                  501,902
  1,173,104    FPL Energy Caithness Funding, 7.645%, 12/31/18 (Acquired
                 8/18/03; Cost $1,093,600) r<F3>                                           1,102,718
  1,035,000    Northern States Power, 2.875%, 8/01/06                                      1,038,919
    585,000    PSEG Power LLC, 5.50%, 12/01/15                                               585,827
    220,000    PSEG Power LLC, 8.625%, 4/15/31                                               283,348
  2,613,740    Sithe/Independence Funding, 8.50%, 6/30/07                                  2,822,840
    935,000    Southern California Edison Co., 8.00%, 2/15/07                              1,069,406
    380,885    Sutton Bridge Financing LTD, 7.97%, 6/30/22 (Acquired
                 6/01/00; Cost $358,995) r<F3>                                               386,473
    800,000    Utilicorp-AMBAC, 6.875%, 10/01/04                                             821,459
                                                                                        ------------
                                                                                          17,084,927
                                                                                        ------------

               Financial  3.9%
    680,000    CIT Group Inc., 4.125%, 2/21/06                                               703,669
  1,075,000    CIT Group Inc., 4.00%, 5/08/08                                              1,087,215
  2,600,000    Citigroup Inc., 1.2731%, 9/01/06                                            2,601,412
    654,933    Dryden Investor Trust, 7.157%, 7/23/08 (Acquired 8/18/03;
                 Cost $704,662) r<F3>                                                        707,328
    700,000    Ford Motor Credit Co., 7.375%, 2/01/11                                        762,958
    420,000    Ford Motor Credit Co., 7.25%, 10/25/11                                        455,517
    680,000    Ford Motor Credit Co., 7.00%, 10/01/13                                        717,182
  2,380,000    General Electric Capital Corp., 6.00%, 6/15/12                              2,580,998
    890,000    General Motors Acceptance Corp., 6.875%, 8/28/12                              957,485
  1,290,000    Household Finance Corp., 4.125%, 12/15/08                                   1,301,281
  1,775,000    International Lease Finance Corp., 1.39%, 9/22/05                           1,781,150
                                                                                        ------------
                                                                                          13,656,195
                                                                                        ------------

               Food  0.3%
    580,000    Tyson Foods Inc., 7.25%, 10/01/06                                             635,583
    195,000    Tyson Foods Inc., 8.25%, 10/01/11                                             226,115
                                                                                        ------------
                                                                                             861,698
                                                                                        ------------

               Forestry  0.2%
    725,000    Weyerhaeuser Co., 7.375%, 3/15/32                                             788,294
                                                                                        ------------

               Insurance  1.2%
  2,520,000    Met Life Global Funding I, 1.32%, 8/28/06 (Acquired 8/22/03;
                 Cost $2,520,000) r<F3>                                                    2,523,359
    940,000    Principal Life Global, 2.80%, 6/26/08 (Acquired 11/05/03;
                 Cost $898,849) r<F3>                                                        909,427
    805,000    Protective Life Secured Trust, 3.70%, 11/24/08                                802,443
                                                                                        ------------
                                                                                           4,235,229
                                                                                        ------------

               Networking Products  0.1%
    275,000    Lucent Technologies, 5.50%, 11/15/08                                          255,750
                                                                                        ------------

               Oil & Gas  0.8%
    930,000    Amerada Hess Corp., 7.30%, 8/15/31                                            960,315
  1,110,000    Devon Energy Corp., 2.75%, 8/01/06                                          1,110,516
    780,000    Motiva Enterprises LLC, 5.20%, 9/15/12 (Acquired 9/18/02;
                 Cost $777,551) r<F3>                                                        794,062
                                                                                        ------------
                                                                                           2,864,893
                                                                                        ------------

               Pipelines  0.3%
  1,100,000    El Paso Natural Gas Co., 7.625%, 8/01/10                                    1,130,250
                                                                                        ------------

               Telecommunications  1.0%
  1,190,000    AT&T Corp., 8.00%, 11/15/31                                                 1,390,590
    840,000    Deutsche Telekom International Finance BV, 8.25%, 6/15/30                   1,073,040
    485,000    Sprint Capital Corp., 8.375%, 3/15/12                                         566,383
    590,000    Telefonos de Mexico, S.A. de C.V., 4.50%, 11/19/08 (Acquired
                 11/12/03; cost $588,720) r<F3>                                              590,897
                                                                                        ------------
                                                                                           3,620,910
                                                                                        ------------
               TOTAL CORPORATE BONDS
                 (cost $51,283,795)                                                       53,594,158
                                                                                        ------------

               U.S. GOVERNMENT AGENCIES  38.5%
               Fannie Mae  21.0%
  3,150,000    4.00%, 3/01/19 w<F4>                                                        3,052,545
  7,255,000    4.50%, 3/01/19 w<F4>                                                        7,209,656
 11,545,000    5.00%, 3/01/19 w<F4>                                                       11,700,142
  7,695,000    4.50%, 1/01/34 w<F4>                                                        7,360,745
  7,905,000    5.00%, 1/01/34 w<F4>                                                        7,801,247
 25,005,000    5.50%, 1/01/34 w<F4>                                                       25,325,364
  1,830,000    5.00%, 3/01/34 w<F4>                                                        1,797,404
  1,755,318    Pool 545938, 5.111%, 11/01/12                                               1,826,872
      6,887    Pool 555569, 6.00%, 5/01/16                                                     7,240
    158,391    Pool 433043, 6.50%, 6/01/28                                                   165,846
    107,521    Pool 447704, 6.50%, 11/01/28                                                  112,582
     91,981    Pool 448235, 6.50%, 11/01/28                                                   96,311
    177,236    Pool 448635, 6.50%, 11/01/28                                                  185,579
     81,566    Pool 449012, 6.50%, 11/01/28                                                   85,405
    105,126    Pool 487778, 6.50%, 3/01/29                                                   110,012
  3,636,867    Pool 555203, 7.00%, 9/01/32                                                 3,851,726
     10,429    Series 1991-26 G, 8.00%, 4/25/06                                               10,853
     85,000    Series 1994-3 PL, 5.50%, 1/25/24                                               88,700
  1,225,282    Series 2003-W10 3A1, 1.623%, 3/25/32                                        1,219,271
  1,037,397    Series 2001-T10 A1, 7.00%, 12/25/41                                         1,119,417
  1,271,022    Series 2003-W2 1A3, 7.50%, 7/25/42                                          1,387,797
                                                                                        ------------
                                                                                          74,514,714
                                                                                        ------------

               Freddie Mac  0.5%
    557,545    Gold Pool M80779, 5.00%, 11/01/09                                             571,957
  1,114,506    Pool 780653, 3.134%, 7/01/33                                                1,117,677
                                                                                        ------------
                                                                                           1,689,634
                                                                                        ------------

               Ginnie Mae  15.6%
  7,600,000    5.50%, 1/01/34 w<F4>                                                        7,725,871
  7,690,000    6.00%, 1/01/34 w<F4>                                                        7,990,387
  8,775,000    6.50%, 1/01/34 w<F4>                                                        9,246,656
 21,705,000    6.00%, 2/01/34 w<F4>                                                       22,485,034
  6,955,000    6.50%, 2/01/34 w<F4>                                                        7,317,968
     58,059    Pool 331001, 8.25%, 7/15/07                                                    62,379
     36,463    Pool 036629, 9.50%, 10/15/09                                                   40,263
    425,000    Series 20 H, 5.50%, 10/25/23                                                  440,373
                                                                                        ------------
                                                                                          55,308,931
                                                                                        ------------

               Sallie Mae  1.4%
  2,955,000    Series 2003-12 A1, 1.1931%, 6/15/09                                         2,955,000
  2,140,000    Series 2003-11 A1, 1.1984%, 9/15/09                                         2,140,179
                                                                                        ------------
                                                                                           5,095,179
                                                                                        ------------
               TOTAL U.S. GOVERNMENT AGENCIES
                 (cost $135,747,699)                                                     136,608,458
                                                                                        ------------

               U.S. TREASURIES  35.0%
               U.S. Treasury Bonds  10.3%
  2,890,000    6.875%, 8/15/25                                                             3,535,395
  6,800,000    5.25%, 2/15/29                                                              6,860,030
 25,290,000    5.375%, 2/15/31                                                            26,373,727
                                                                                        ------------
                                                                                          36,769,152
                                                                                        ------------

               U.S. Treasury Inflation Index Bonds  2.3%
    957,372    1.875%, 7/15/13                                                               950,490
  5,724,535    3.625%, 4/15/28                                                             7,093,053
                                                                                        ------------
                                                                                           8,043,543
                                                                                        ------------

               U.S. Treasury Notes  22.4%
 10,060,000    1.625%, 10/31/05                                                           10,044,286
    185,000    2.625%, 5/15/08                                                               182,218
 11,425,000    3.375%, 11/15/08                                                           11,515,600
 27,385,000    3.375%, 12/15/08                                                           27,571,136
 30,085,000    4.25%, 11/15/13 c<F5>                                                      30,052,087
                                                                                        ------------
                                                                                          79,365,327
                                                                                        ------------
               TOTAL U.S. TREASURIES
                 (cost $123,968,326)                                                     124,178,022
                                                                                        ------------

               SHORT-TERM INVESTMENTS  21.9%
               U.S. Government Agencies  21.6%
 11,465,000    Fannie Mae Discount Note, 1.05%, 2/25/04 c<F5>                             11,446,170
 65,188,000    Federal Home Loan Bank Discount Note, 1.03%, 1/02/04 c<F5>                 65,187,185
                                                                                        ------------
                                                                                          76,633,355
                                                                                        ------------

               Variable Rate Demand Notes v<F6>  0.3%
    291,909    American Family Financial Services Inc., 0.7609% c<F5>                        291,909
    594,814    Wisconsin Corporate Central Credit Union, 0.7900% c<F5>                       594,814
                                                                                        ------------
                                                                                             886,723
                                                                                        ------------
               TOTAL SHORT-TERM INVESTMENTS
                 (cost $77,520,078)                                                       77,520,078
                                                                                        ------------

               TOTAL INVESTMENTS  128.7%
                 (cost $452,568,900)                                                     456,543,161

               Liabilities, less Other Assets  (28.7)%                                  (101,682,536)
                                                                                        ------------

               NET ASSETS  100.0%                                                       $354,860,625
                                                                                        ------------
                                                                                        ------------

r<F3> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $19,890,649 (5.6% of net assets) at December 31, 2003.
w<F4>   When-issued security.
c<F5> Security marked as segregated to cover when-issued securities. The balance of when-issued securities was collateralized by cash.
v<F6> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2003.

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

ASSETS:
Investments at value (cost $452,568,900)                          $456,543,161
Cash                                                                19,028,624
Interest receivable                                                  2,293,329
Receivable for investments sold                                     74,018,748
Receivable for Fund shares sold                                          1,161
Other assets                                                            40,373
                                                                  ------------
Total assets                                                       551,925,396
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                  196,918,385
Accrued investment advisory fee                                         95,827
Accrued expenses                                                        50,559
                                                                  ------------
Total liabilities                                                  197,064,771
                                                                  ------------
NET ASSETS                                                        $354,860,625
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $358,152,994
Undistributed net investment income                                     17,471
Undistributed net realized loss                                     (7,284,101)
Net unrealized appreciation on investments                           3,974,261
                                                                  ------------
NET ASSETS                                                        $354,860,625
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              11,517,981
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $30.81
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                               SIX MONTHS ENDED
                                                              DECEMBER 31, 2003
                                                                 (UNAUDITED)
                                                              -----------------
INVESTMENT INCOME:
Interest                                                         $ 6,594,518
                                                                 -----------

EXPENSES:
Investment advisory fees                                             708,970
Fund administration and accounting fees                              109,038
Custody fees                                                          24,668
Federal and state registration fees                                   12,034
Audit fees                                                             8,895
Shareholder servicing fees                                             7,296
Legal fees                                                             7,282
Directors' fees and related expenses                                   3,143
Reports to shareholders                                                1,152
Other                                                                  6,829
                                                                 -----------
Total expenses before waiver                                         889,307
Waiver of expenses by Adviser                                       (136,027)
                                                                 -----------
Net expenses                                                         753,280
                                                                 -----------
NET INVESTMENT INCOME                                              5,841,238
                                                                 -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                  (5,311,298)
Change in net unrealized
  appreciation/depreciation on investments                         3,900,034
                                                                 -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                             (1,411,264)
                                                                 -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $ 4,429,974
                                                                 -----------
                                                                 -----------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                       SIX MONTHS ENDED
                                                       DECEMBER 31, 2003      YEAR ENDED
                                                          (UNAUDITED)        JUNE 30, 2003
                                                       -----------------     -------------
OPERATIONS:
Net investment income                                     $  5,841,238        $ 20,290,234
Net realized gain (loss) on investments                     (5,311,298)         13,982,416
Change in net unrealized
  appreciation/depreciation on investments                   3,900,034           9,250,988
                                                          ------------        ------------
Net increase in net assets
  resulting from operations                                  4,429,974          43,523,638
                                                          ------------        ------------

DISTRIBUTIONS
 PAID FROM:
Net investment income                                       (6,099,028)        (21,105,270)
Net realized gain on investments                           (10,758,922)         (3,205,518)
                                                          ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                  (16,857,950)        (24,310,788)
                                                          ------------        ------------

CAPITAL SHARE
 TRANSACTIONS:
Shares sold                                                  5,021,152          48,896,678
Shares issued to holders in
  reinvestment of distributions                             16,190,478          23,686,272
Shares redeemed                                            (11,975,444)        (83,475,172)
                                                          ------------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                            9,236,186         (10,892,222)
                                                          ------------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                     (3,191,790)          8,320,628
                                                          ------------        ------------

NET ASSETS:
Beginning of period                                        358,052,415         349,731,787
                                                          ------------        ------------
End of period
  (includes undistributed
  net investment income of
  $17,471 and $275,261, respectively)                     $354,860,625        $358,052,415
                                                          ------------        ------------
                                                          ------------        ------------

See notes to financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                              SIX MONTHS                                                                   EIGHT
                                ENDED           YEAR           YEAR           YEAR           YEAR          MONTHS          YEAR
                             DECEMBER 31,      ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                 2003         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,     OCTOBER 31,
                             (UNAUDITED)        2003           2002           2001           2000           1999           1998
                              ----------      --------       --------       --------       --------       --------      ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD           $31.92         $30.21         $31.01         $29.36         $29.34         $31.38         $30.85

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income             0.53           1.80           1.45           1.74           1.90           1.29           1.75
Net realized and unrealized
  gain (loss) on investments     (0.12)          2.06          (0.40)          1.68           0.02          (1.18)          0.59
                                ------         ------         ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS           0.41           3.86           1.05           3.42           1.92           0.11           2.34
                                ------         ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income       (0.55)         (1.87)         (1.38)         (1.74)         (1.90)         (1.44)         (1.75)
From net realized gain
  on investments                 (0.97)         (0.28)         (0.47)         (0.03)            --          (0.71)         (0.06)
                                ------         ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID         (1.52)         (2.15)         (1.85)         (1.77)         (1.90)         (2.15)         (1.81)
                                ------         ------         ------         ------         ------         ------         ------

NET ASSET VALUE,
  END OF PERIOD                 $30.81         $31.92         $30.21         $31.01         $29.36         $29.34         $31.38
                                ------         ------         ------         ------         ------         ------         ------
                                ------         ------         ------         ------         ------         ------         ------

TOTAL RETURN(1)<F7>              1.27%         13.29%          3.44%         11.87%          6.78%          0.32%          7.79%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)              $354,861       $358,052       $349,732       $167,191        $70,435        $48,413        $48,457
Ratio of expenses
  to average
  net assets(2)<F8>(3)<F9>      0.425%         0.425%         0.425%         0.425%          0.43%          0.50%          0.50%
Ratio of net investment
  income to average
  net assets(2)<F8>(3)<F9>       3.30%          5.78%          4.84%          6.47%          6.82%          6.37%          5.79%
Portfolio turnover rate(1)<F7>    615%           489%           885%           635%           438%            83%           131%

(1)<F7>   Not annualized for periods less than a full year.
(2)<F8> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.505%, 0.505%, 0.535%, 0.605%, 0.71%, 0.82%
          and 0.78%, and the ratio of net investment income to average net assets would have been 3.22%, 5.70%, 4.73%, 6.29%, 6.54%, 6.05% and
          5.51% for the periods ended December 31, 2003, June 30, 2003, June 30, 2002, June 30, 2001, June 30, 2000, June 30, 1999 and October 31,
          1998, respectively.
(3)<F9>   Annualized.

See notes to financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                     Frontegra Investment              Lehman Brothers
      Date              Grade Bond Fund             Aggregate Bond Index
      ----              ---------------             --------------------
   2/23/2001*<F10>         $100,000                       $100,000
   3/31/2001               $101,242                       $101,377
   6/30/2001               $101,975                       $101,949
   9/30/2001               $106,197                       $106,652
  12/31/2001               $106,384                       $106,699
   3/31/2002               $106,324                       $106,800
   6/30/2002               $109,262                       $110,746
   9/30/2002               $111,830                       $115,820
  12/31/2002               $113,632                       $117,642
   3/31/2003               $115,161                       $119,281
   6/30/2003               $117,928                       $122,264
   9/30/2003               $118,839                       $122,086
  12/31/2003               $119,424                       $122,471

*<F10>  2/23/01 commencement of operations.

Portfolio Total Return**<F11>
FOR THE PERIOD ENDED 12/31/03

ONE YEAR                      5.10%

SINCE COMMENCEMENT
AVERAGE ANNUAL                6.42%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

**<F11> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2003 (Unaudited)

Principal Amount                                                                           Value
----------------                                                                           -----
               ASSET-BACKED SECURITIES  13.2%
$ 2,230,000    American Express Master Trust, 2002-2 A, 1.21%, 5/15/06                  $  2,230,365
    650,000    Bank One Issuance Trust, 2003-A2 A2, 1.21%, 2/15/06                           650,288
  1,049,282    California Infrastructure PG&E-1, 1997-1 A7, 6.42%, 9/25/08                 1,116,039
    835,000    Chase Credit Card Master Trust, 2002-6 A, 1.22%, 9/15/05                      835,301
    664,090    CIT Equipment Collateral, 2002-VT1 A3, 4.03%, 1/20/06                         673,890
    715,000    Citibank Credit Card Issuance Trust,
                 2001-A2 A2, 1.29%, 2/07/06                                                  716,413
    290,000    Conseco Finance Securitizations Corp.,
                 2000-4 A4, 7.73%, 4/01/31                                                   295,580
    837,744    Conseco Finance Securitizations Corp.,
                 2002-1 A, 6.681%, 7/01/31                                                   852,798
    299,764    Conseco Finance Securitizations Corp.,
                 2001-3 A2, 5.16%, 5/01/33                                                   303,197
    193,884    Conseco Finance Securitizations Corp.,
                 2001-4 A2, 5.15%, 9/01/33                                                   196,770
  1,160,000    Discover Card Master Trust I, 2001-3 A, 1.31%, 3/15/06                      1,163,092
    405,000    GE Commercial Equipment Financing LLC,
                 2003-1 A3, 1.21%, 6/20/07                                                   405,071
    326,086    Keystone Owner Trust, 1998-P1 M1, 7.53%, 5/25/25 (Acquired
                 4/22/03; Cost $341,901) r<F12>                                              337,482
    276,548    Lehman ABS Manufactured Housing Contract,
                 2001-B A3, 4.35%, 5/15/14                                                   268,221
    660,000    MBNA Credit Card Master Note Trust,
                 2003-A2 A2, 1.17%, 8/15/08                                                  660,303
    605,000    MBNA Master Credit Card Trust, 2000-C A, 1.28%, 2/15/05                       605,629
    605,000    MBNA Master Credit Card Trust, 2000-K A, 1.26%, 3/17/08                       605,685
    458,622    Mid-State Trust, 11 A1, 4.864%, 7/15/38                                       431,558
     60,250    MMCA Automobile Trust, 2002-1 A3, 4.15%, 5/15/06                               60,285
    324,301    Nissan Auto Receivables Owner Trust,
                 2003-A A2, 1.45%, 5/16/05                                                   324,521
  1,073,657    Oakwood Mortgage Investors Inc., 1995-A A4, 7.70%, 9/15/20                  1,126,393
     89,615    Oakwood Mortgage Investors Inc., 1996-A A3, 6.60%, 5/15/21                     92,560
    575,000    Regions Auto Receivables Trust, 2002-1 A3, 2.63%, 1/16/07                     581,046
    371,478    Salomon Smith Barney RV Trust, 2001-1 A3, 4.74%, 2/15/13                      378,585
    495,688    World Omni Auto Receivables Trust,
                 2003-A A2, 1.46%, 8/15/05                                                   496,199
                                                                                        ------------
               TOTAL ASSET-BACKED SECURITIES
                 (cost $15,465,859)                                                       15,407,271
                                                                                        ------------

               COMMERCIAL MORTGAGE-BACKED
                 SECURITIES  6.8%
    300,471    Capco America Securitization Corp.,
                 1998-D7 A1A, 5.86%, 10/15/30                                                316,167
    615,852    Commercial Mortgage Asset Trust,
                 1999-C1 A1, 6.25%, 1/17/32                                                  645,032
    559,076    Credit Suisse First Boston Mortgage Securities Corp.,
                 1998-C2 A1, 5.96%, 12/15/07                                                 594,065
    680,499    Credit Suisse First Boston Mortgage Securities Corp.,
                 2003-1 1A1, 7.00%, 2/25/33                                                  699,091
     68,163    Credit Suisse First Boston Mortgage Securities Corp.,
                 1998-C1 A1A, 6.26%, 5/17/40                                                  71,210
    263,045    First Union Commercial Mortgage Trust,
                 1999-C1 A1, 5.73%, 10/15/35                                                 275,145
    940,000    General Growth Properties, 1 A1, 6.537%, 11/15/04 (Acquired
                 Multiple Dates; Cost $963,581) r<F12>                                       974,316
     43,302    GMAC Commercial Mortgage Securities Inc.,
                 1997-C1 A2, 6.853%, 7/15/29                                                  43,871
    222,686    GMAC Commercial Mortgage Securities Inc.,
                 1999-C1 A1, 5.83%, 5/15/33                                                  235,143
    129,949    GMAC Commercial Mortgage Securities Inc.,
                 1998-C2 A1, 6.15%, 5/15/35                                                  136,266
    130,923    Lehman Brothers Commercial Conduit Mortgage Trust,
                 1998-C4 A1A, 5.87%, 10/15/35                                                136,611
    115,000    Merrill Lynch Mortgage Investors, Inc.,
                 1998-C1 A3, 6.72%, 11/15/26                                                 125,417
    446,459    Morgan Stanley Capital I, 1999-WF1 A1, 5.91%, 11/15/31                        474,837
    331,639    Mortgage Capital Funding, Inc.,
                 1998-MC3 A1, 6.001%, 11/18/31                                               352,498
    708,837    Nationslink Funding Corp., 1998-2 A1, 6.001%, 8/20/30                         746,843
    255,746    Nomura Asset Securities Corp.,
                 1998-D6 A1A, 6.28%, 3/15/30                                                 272,677
    260,000    NYC Mortgage Loan Trust, 1996 A3, 6.75%, 9/25/19 (Acquired
                 8/18/03; Cost $278,289) r<F12>                                              287,258
    200,000    Principal Residential Mortgage Capital Resources,
                 2001-3A A1, 4.55%, 12/20/04 (Acquired Multiple Dates;
                 Cost $201,907) r<F12>                                                       201,900
    288,560    Salomon Brothers Mortgage Securities VII,
                 2002-CDCA A1, 1.40%, 11/15/13 (Acquired 5/01/03;
                 Cost $288,720) r<F12>                                                       288,532
    214,097    Salomon Brothers Mortgage Securities VII,
                 2001-MMA A1, 5.3228%, 2/18/34 (Acquired Multiple
                 Dates; Cost $222,453) r<F12>                                                222,040
     26,258    TIAA Commercial Real Estate Securitization,
                 2001-C1A A1, 5.77%, 6/19/16 (Acquired Multiple Dates;
                 Cost $27,481) r<F12>                                                         27,753
    658,240    Wachovia Bank Commercial Mortgage Trust,
                 2003-C5 A1, 2.986%, 2/15/12                                                 626,570
    262,630    Wachovia Bank Commercial Mortgage Trust,
                 2002-C1 A1, 4.539%, 4/15/34                                                 272,401
                                                                                        ------------
               TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                 (cost $7,965,261)                                                         8,025,643
                                                                                        ------------

               CORPORATE BONDS  14.0%
               Airlines  0.4%
    463,338    American Airlines, Inc., 1.76%, 9/23/07                                       463,807
                                                                                        ------------

               Automobiles  0.7%
    545,000    Daimlerchrysler NA Hldg., 4.05%, 6/04/08                                      541,290
    285,000    Hertz Corp., 4.70%, 10/02/06                                                  290,017
                                                                                        ------------
                                                                                             831,307
                                                                                        ------------

               Banks  0.3%
    270,000    Credit Suisse First Boston London, 7.90%, 5/01/07 (Acquired
                 Multiple Dates; Cost $281,123) r<F12>                                       301,561
                                                                                        ------------

               Broadcast Services  0.2%
    240,000    Liberty Media Corp., 3.50%, 9/25/06                                           241,199
                                                                                        ------------

               Cable Television  0.2%
    270,000    Comcast Corp., 5.30%, 1/15/14                                                 269,103
                                                                                        ------------

               Diversified Manufacturing  0.6%
    660,000    General Electric Co., 5.00%, 2/01/13                                          667,481
                                                                                        ------------

               Energy  2.8%
    598,000    American Ref-Fuel Co. LLC, 6.26%, 12/31/15 (Acquired
                 Multiple Dates; Cost $598,000) r<F12>                                       585,771
    540,000    Consumers Energy Co., 5.375%, 4/15/13 (Acquired 6/19/03;
                 Cost $575,551) r<F12>                                                       542,498
    295,000    Duke Energy Corp., 4.50%, 4/01/10                                             300,928
    615,000    Entergy Arkansas Inc., 5.00%, 7/01/18 (Acquired 6/18/03;
                 Cost $611,273) r<F12>                                                       575,382
    325,000    NiSource Finance Corp., 3.20%, 11/01/06                                       327,624
    380,000    Northern States Power, 2.875%, 8/01/06                                        381,439
    180,000    PSEG Power, LLC, 8.625%, 4/15/31                                              231,830
    260,000    Public Service Electric & Gas Co., 4.00%, 11/01/08                            262,414
    128,438    Sutton Bridge Financing LTD, 7.97%, 6/30/22 (Acquired
                 8/18/03; Cost $123,461) r<F12>                                              130,322
                                                                                        ------------
                                                                                           3,338,208
                                                                                        ------------

               Financial  3.6%
    240,000    CIT Group Inc., 4.125%, 2/21/06                                               248,354
    380,000    CIT Group Inc., 4.00%, 5/08/08                                                384,318
    950,000    Citigroup Inc., 1.2731%, 9/01/06                                              950,516
    241,774    Dryden Investor Trust, 7.157%, 7/23/08 (Acquired 8/18/03;
                 Cost $260,132) r<F12>                                                       261,116
    230,000    Ford Motor Credit Co., 7.375%, 2/01/11                                        250,686
    140,000    Ford Motor Credit Co., 7.25%, 10/25/11                                        151,839
    230,000    Ford Motor Credit Co., 7.00%, 10/01/13                                        242,576
    295,000    General Motors Acceptance Corp., 6.875%, 8/28/12                              317,369
    425,000    Household Finance Corp., 4.125%, 12/15/08                                     428,717
    595,000    International Lease Finance Corp., 1.39%, 9/22/05                             597,062
    440,000    National Rural Utilities Cooperative Finance Corp.,
                 4.378%, 10/01/10                                                            441,810
                                                                                        ------------
                                                                                           4,274,363
                                                                                        ------------

               Insurance  2.2%
    925,000    Met Life Global Funding I, 1.32%, 8/28/06 (Acquired 8/22/03;
                 Cost $925,000) r<F12>                                                       926,233
  1,070,000    Principal Life Global, 2.80%, 6/26/08 (Acquired 6/19/03;
                 Cost $1,066,737) r<F12>                                                   1,035,198
    585,000    Protective Life Secured Trust, 3.70%, 11/24/08                                583,141
                                                                                        ------------
                                                                                           2,544,572
                                                                                        ------------

               Oil & Gas  0.6%
    405,000    Devon Energy Corp., 2.75%, 8/01/06                                            405,188
    290,000    Motiva Enterprises LLC, 5.20%, 9/15/12 (Acquired Multiple
                 Dates; Cost $289,517) r<F12>                                                295,228
                                                                                        ------------
                                                                                             700,416
                                                                                        ------------

               Real Estate  0.5%
    515,000    Liberty Property LP, 7.75%, 4/15/09                                           601,600
                                                                                        ------------

               Special Purpose Entity  0.5%
    605,000    PF Export Rec Master Trust, 3.748%, 6/01/13 (Acquired
                 Multiple Dates; Cost $606,863) r<F12>                                       589,694
                                                                                        ------------

               Telecommunications  1.4%
    400,000    AT&T Corp., 8.00%, 11/15/31                                                   467,425
    310,000    Deutsche Telekom International Finance BV, 8.25%, 6/15/30                     396,003
    195,000    Telefonos de Mexico, S.A. de C.V., 4.50%, 11/19/08 (Acquired
                 11/12/03; Cost $194,577) r<F12>                                             195,296
    535,000    Verizon North Inc., 5.634%, 1/01/21 (Acquired Multiple Dates;
                 Cost $536,080) r<F12>                                                       531,116
                                                                                        ------------
                                                                                           1,589,840
                                                                                        ------------
               TOTAL CORPORATE BONDS
                 (cost $16,262,558)                                                       16,413,151
                                                                                        ------------

               U.S. GOVERNMENT AGENCIES  42.1%
               Fannie Mae  25.5%
  1,250,000    4.00%, 3/01/19 w<F13>                                                       1,211,328
  2,290,000    4.50%, 3/01/19 w<F13>                                                       2,275,688
  3,865,000    5.00%, 3/01/19 w<F13>                                                       3,916,938
  2,860,000    4.50%, 1/01/34 w<F13>                                                       2,735,767
  2,995,000    5.00%, 1/01/34 w<F13>                                                       2,955,691
  8,355,000    5.50%, 1/01/34 w<F13>                                                       8,462,044
  1,760,000    Pool 385537, 4.745%, 11/01/12                                               1,785,527
    609,690    Pool 545938, 5.111%, 11/01/12                                                 634,544
      6,887    Pool 555569, 6.00%, 5/01/16                                                     7,240
  1,343,788    Pool 555180, 6.00%, 11/01/17                                                1,411,011
  1,386,966    Pool 555203, 7.00%, 9/01/32                                                 1,468,905
  1,253,794    Series 2003-M2 A, 2.92%, 5/25/09                                            1,225,213
    452,357    Series 2003-W10 3A1, 1.623%, 3/25/32                                          450,138
    444,469    Series 2003-W10 1A1, 1.701%, 6/25/32                                          442,574
    366,619    Series 2001-T10 A1, 7.00%, 12/25/41                                           395,605
    449,463    Series 2003-W2 1A3, 7.50%, 7/25/42                                            490,757
                                                                                        ------------
                                                                                          29,868,970
                                                                                        ------------

               Freddie Mac  0.4%
    412,605    Pool 780653, 3.134%, 7/01/33                                                  413,778
                                                                                        ------------

               Ginnie Mae  14.8%
  2,505,000    5.50%, 1/01/34 w<F13>                                                       2,546,488
  2,565,000    6.00%, 1/01/34 w<F13>                                                       2,665,194
  2,000,000    6.50%, 1/01/34 w<F13>                                                       2,107,500
  6,835,000    6.00%, 2/01/34 w<F13>                                                       7,080,636
  2,580,000    6.50%, 2/01/34 w<F13>                                                       2,714,645
    141,570    Series 25 B, 6.50%, 12/25/08                                                  149,557
                                                                                        ------------
                                                                                          17,264,020
                                                                                        ------------

               Sallie Mae  1.4%
    970,000    Series 2003-12 A1, 1.1931%, 6/15/09                                           970,000
    720,000    Series 2003-11 A1, 1.1984%, 9/15/09                                           720,060
                                                                                        ------------
                                                                                           1,690,060
                                                                                        ------------
               TOTAL U.S. GOVERNMENT AGENCIES
                 (cost $48,916,724)                                                       49,236,828
                                                                                        ------------

               U.S. TREASURIES  33.7%
               U.S. Treasury Bonds  9.4%
    995,000    6.875%, 8/15/25                                                             1,217,203
  2,235,000    5.25%, 2/15/29                                                              2,254,731
  7,185,000    5.375%, 2/15/31                                                             7,492,892
                                                                                        ------------
                                                                                          10,964,826
                                                                                        ------------

               U.S. Treasury Inflation Index Bonds  1.8%
    317,444    1.875%, 7/15/13                                                               315,163
  1,418,287    3.625%, 4/15/28                                                             1,757,346
                                                                                        ------------
                                                                                           2,072,509
                                                                                        ------------

               U.S. Treasury Notes  22.5%
  3,565,000    1.625%, 10/31/05                                                            3,559,431
    150,000    3.00%, 2/15/08                                                                150,697
     65,000    2.625%, 5/15/08                                                                64,022
  3,735,000    3.375%, 11/15/08                                                            3,764,619
  8,955,000    3.375%, 12/15/08 c<F14>                                                     9,015,867
  9,835,000    4.25%, 11/15/13 c<F14>                                                      9,824,241
                                                                                        ------------
                                                                                          26,378,877
                                                                                        ------------
               TOTAL U.S. TREASURIES
                 (cost $39,348,504)                                                       39,416,212
                                                                                        ------------

               SHORT-TERM INVESTMENTS  16.8%
               U.S. Government Agencies  16.2%
  3,780,000    Fannie Mae Discount Note, 1.05%, 2/25/04 c<F14>                             3,773,792
 15,151,000    Federal Home Loan Bank Discount Note, 1.03%, 1/02/04  c<F14>               15,150,811
                                                                                        ------------
                                                                                          18,924,603
                                                                                        ------------

               Variable Rate Demand Notes v<F15>  0.6%
    391,375    American Family Financial Services Inc., 0.7609% c<F14>                       391,375
    291,711    Wisconsin Corporate Central Credit Union, 0.7900% c<F14>                      291,711
                                                                                        ------------
                                                                                             683,086
                                                                                        ------------
               TOTAL SHORT-TERM INVESTMENTS
                 (cost $19,607,689)                                                       19,607,689
                                                                                        ------------

               TOTAL INVESTMENTS  126.6%
                 (cost $147,566,595)                                                     148,106,794

               Liabilities, less Other Assets  (26.6)%                                   (31,159,914)
                                                                                        ------------

               NET ASSETS  100.0%                                                       $116,946,880
                                                                                        ------------
                                                                                        ------------

r<F12> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $8,308,696 (7.1% of net assets) at December 31, 2003.
w<F13>  When-issued security.
c<F14> Security marked as segregated to cover when-issued securities. The balance of when-issued securities was collateralized by cash.
v<F15> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2003.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

ASSETS:
Investments at value (cost $147,566,595)                          $148,106,794
Cash                                                                 6,166,489
Interest receivable                                                    688,312
Receivable for investments sold                                     26,081,006
Other assets                                                            18,612
                                                                  ------------
Total assets                                                       181,061,213
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   64,062,981
Accrued investment advisory fee                                         20,599
Accrued expenses                                                        30,753
                                                                  ------------
Total liabilities                                                   64,114,333
                                                                  ------------
NET ASSETS                                                        $116,946,880
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $117,164,215
Undistributed net investment income                                     11,026
Undistributed net realized loss                                       (768,560)
Net unrealized appreciation on investments                             540,199
                                                                  ------------
NET ASSETS                                                        $116,946,880
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              11,321,921
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.33
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                              DECEMBER 31, 2003
                                                                 (UNAUDITED)
                                                              -----------------
INVESTMENT INCOME:
Interest                                                         $2,135,847
                                                                 ----------

EXPENSES:
Investment advisory fees                                            257,512
Fund administration and accounting fees                              61,080
Custody fees                                                         15,052
Audit fees                                                            8,887
Federal and state registration fees                                   8,696
Legal fees                                                            7,620
Shareholder servicing fees                                            7,616
Directors' fees and related expenses                                  3,144
Reports to shareholders                                                 852
Other                                                                 3,463
                                                                 ----------
Total expenses before waiver                                        373,922
Waiver of expenses by Adviser                                      (116,410)
                                                                 ----------
Net expenses                                                        257,512
                                                                 ----------
NET INVESTMENT INCOME                                             1,878,335
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                   (747,590)
Change in net unrealized
  appreciation/depreciation on investments                           71,060
                                                                 ----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                              (676,530)
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $1,201,805
                                                                 ----------
                                                                 ----------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED
                                                       DECEMBER 31, 2003       YEAR ENDED
                                                          (UNAUDITED)        JUNE 30, 2003
                                                       -----------------     -------------
OPERATIONS:
Net investment income                                     $  1,878,335        $  4,132,136
Net realized gain (loss) on investments                       (747,590)          4,022,023
Change in net unrealized
  appreciation/depreciation on investments                      71,060             371,112
                                                          ------------        ------------
Net increase in net assets
  resulting from operations                                  1,201,805           8,525,271
                                                          ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                       (1,926,543)         (4,087,825)
Net realized gain on investments                            (2,757,171)         (1,203,767)
                                                          ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                   (4,683,714)         (5,291,592)
                                                          ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                  5,065,848         105,680,111
Shares issued to holders in
  reinvestment of distributions                              3,463,497           4,596,057
Shares redeemed                                            (23,311,803)        (13,733,982)
                                                          ------------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                          (14,782,458)         96,542,186
                                                          ------------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    (18,264,367)         99,775,865
                                                          ------------        ------------

NET ASSETS:
Beginning of period                                        135,211,247          35,435,382
                                                          ------------        ------------
End of period
  (includes undistributed
  net investment income of
  $11,026 and $59,234, respectively)                      $116,946,880        $135,211,247
                                                          ------------        ------------
                                                          ------------        ------------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                               ENDED           YEAR           YEAR          PERIOD
                                            DECEMBER 31,      ENDED          ENDED          ENDED
                                                2003         JUNE 30,       JUNE 30,       JUNE 30,
                                            (UNAUDITED)        2003           2002       2001(1)<F16>
                                            ------------     --------       --------     -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $10.62         $10.28         $10.02         $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                            0.17           0.35           0.35           0.18
Net realized and unrealized gain (loss)
  on investments                                (0.04)          0.45           0.35           0.02
                                               ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          0.13           0.80           0.70           0.20
                                               ------         ------         ------         ------

LESS DISTRIBUTIONS PAID:
From net investment income                      (0.17)         (0.35)         (0.35)         (0.18)
From net realized gain
  on investments                                (0.25)         (0.11)         (0.09)            --
                                               ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                        (0.42)         (0.46)         (0.44)         (0.18)
                                               ------         ------         ------         ------

NET ASSET VALUE,
  END OF PERIOD                                $10.33         $10.62         $10.28         $10.02
                                               ------         ------         ------         ------
                                               ------         ------         ------         ------

TOTAL RETURN(2)<F17>                            1.27%          7.93%          7.15%          1.98%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                             $116,947       $135,211        $35,435         $7,242
Ratio of expenses to
  average net assets(3)<F18>(4)<F19>            0.42%          0.42%          0.37%          0.30%
Ratio of net investment
  income to average
  net assets(3)<F18>(4)<F19>                    3.06%          3.78%          3.79%          5.21%
Portfolio turnover rate(2)<F17>                  451%           625%         1,624%           212%

(1)<F16>  Commenced operations on February 23, 2001.
(2)<F17>  Not annualized for periods less than a full year.
(3)<F18> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.61%, 0.62%, 1.02% and 2.64% and the ratio of net investment income to average net assets would have been 2.87%, 3.58%, 3.14% and 2.87% for the periods ended December 31, 2003, June 30, 2003, June 30, 2002 and June 30, 2001, respectively.
(4)<F19>  Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                   IRONBRIDGE
                                 SMALL CAP FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, LLC:

Since its inception on August 30, 2002, the Frontegra IronBridge Small Cap Fund has returned 37.26% compared to 32.10% for the Russell 2000 Index, a proxy for small stocks. Over the past six months, the Fund was up 17.11% but trailed the Russell 2000 Index, which was up 24.92%. While our goal is to beat the Russell 2000 Index every year, a few of the Fund's largest holdings just could not keep up with Russell 2000 Index during the last six months of the calendar year. Additionally, a cash drag held the Fund back as it took profits in some fully valued positions, our new buy ideas experienced price increases above our preferred entry points and new assets came into the Fund in a rising market environment.

During the period, small company stocks continued to outshine those of larger market capitalization. Large companies, as measured by the S&P 500 Index, increased "only" 15.14% for the six-month period. While many investors wonder if the small-company winning streak can continue, our current research concludes it is less obvious that the trend has sustainability going forward.

PORTFOLIO OUTLOOK AND STRATEGY

We remain optimistic for the prospects of the equity market. Nevertheless, as we look at all of the components of wealth creation within the context of our pricing equation, things look almost too good to be true. Cash flow return on investments ("CFROI") are rising due to a synchronized global recovery. This is the first recovery in twenty years that simultaneously includes Japan, Europe and the United States. China is booming. Even the "old economy" manufacturing companies are exhibiting improving CFROIs and have positive growth. Capital spending is picking up, driven by low interest rates, profit growth and improved balance sheets. CFROIs remain solid. The investors' discount rate remains low due to low inflation and taxes. The environment is ripe for wealth creation.

The big question is whether all of the above good news is already discounted in current stock prices; our valuation work concludes much of it is. Clearly, expectations going into 2004 are very high. We expect to deliver more "normal returns" of 300-400 basis points of excess return from our disciplined stock picking process. We would be very happy with a 10% to 14% return in the next calendar year.

There are certainly many risks to our rosy scenario that we will be monitoring. The declining dollar could trigger some sort of crisis. Gold hitting new highs foretells an increased risk of higher inflation. Clearly, something has got to give in the next few quarters. Discount rates cannot remain low while gold and other commodities remain at new highs indefinitely. Either gold and/or other commodities will decline or remain stable as increased investment increases supply, or the discount rate will begin to increase, making it difficult for equities to advance. A bull market in both equities and commodities is unsustainable. Another concern is the uncertainty surrounding the election. Currently, the market is pricing a Bush victory, which we believe is a good bet. Many Democratic front-runners want to roll back the Bush tax cuts. If elected and successful in rolling back the tax cuts, we believe the market would fall perhaps as much as 20%.

SUMMARY

Our investment time horizon is long-term. Thus, our current portfolio strategy remains unchanged. IronBridge employs a disciplined investment process with an emphasis on stock picking. We just keep looking for approximately 85 companies, which are doing the right thing to create shareholder value, and are likely to beat the expectations implied by their current share price. We diversify industry and life cycle risk. The objective of our risk controls is to smooth out volatility and to deliver consistent out-performance without taking on too much risk. Perhaps the risk considerations of our process, which lowers volatility, made it difficult for us to keep up with our soaring benchmark in the past six months. However, in the past, our disciplined investment process has served our clients well, and we are confident in our ability to deliver solid results into the future.

Thank you for your continued support.

/s/ Christopher Faber

Christopher Faber
IronBridge Capital Management, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

      Date     Frontegra IronBridge Small Cap Fund      Russell 2000 Index
      ----     -----------------------------------      ------------------
 8/30/2002*<F20>             $100,000                        $100,000
 9/30/2002                    $95,200                         $92,819
12/31/2002                   $106,200                         $98,534
 3/31/2003                   $104,500                         $94,108
 6/30/2003                   $130,400                        $116,152
 9/30/2003                   $136,000                        $126,696
12/31/2003                   $152,713                        $145,095

*<F20>  8/30/02 commencement of operations.

Portfolio Total Return**<F21>
FOR THE PERIOD ENDED 12/31/03

ONE YEAR                     43.80%

SINCE COMMENCEMENT
AVERAGE ANNUAL               37.26%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

**<F21> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
December 31, 2003 (Unaudited)

Number of Shares                                                      Value
----------------                                                      -----

               COMMON STOCKS  96.8%

               Aerospace  2.5%
     38,110    DRS Technologies, Inc.*<F22>                       $  1,058,696
     89,901    Herley Industries, Inc.*<F22>                         1,860,951
                                                                  ------------
                                                                     2,919,647
                                                                  ------------

               Apparel Manufacturer  1.1%
     37,180    Oxford Industries, Inc.                               1,259,658
                                                                  ------------

               Audio/Video Products  1.9%
     22,830    Harman International Industries, Inc.                 1,688,963
     59,715    ParkerVision, Inc.*<F22>                                584,610
                                                                  ------------
                                                                     2,273,573
                                                                  ------------

               Banks and Savings & Loans  11.6%
     30,312    BOK Financial Corp.*<F22>                             1,173,681
     20,824    Cathay General Bancorp                                1,159,480
     12,110    Community Bank System, Inc.                             593,390
     49,603    Doral Financial Corp.                                 1,601,185
     59,490    First BanCorp.                                        2,352,830
     17,865    First Midwest Bancorp, Inc.                             579,005
     33,686    Pacific Capital Bancorp                               1,240,319
     50,455    R&G Financial Corp. - Class B                         2,008,109
     48,369    Texas Regional Bancshares, Inc. - Class A             1,789,653
     37,840    United Bankshares, Inc.                               1,180,608
                                                                  ------------
                                                                    13,678,260
                                                                  ------------

               Biomedical  2.6%
     83,405    CryoLife, Inc.*<F22>                                    482,081
    155,680    Interpore International, Inc.*<F22>                   2,023,840
     54,325    Maxygen Inc.*<F22>                                      577,475
                                                                  ------------
                                                                     3,083,396
                                                                  ------------

               Biotechnology  1.9%
     24,475    Affymetrix, Inc.*<F22>                                  602,330
     12,650    Celgene Corp.*<F22>                                     569,503
     42,000    Cell Genesys, Inc.*<F22>                                543,480
     67,520    Exelixis, Inc.*<F22>                                    478,042
                                                                  ------------
                                                                     2,193,355
                                                                  ------------

               Broadcast Services  0.5%
     21,320    4Kids Entertainment, Inc.*<F22>                         554,746
                                                                  ------------

               Chemicals  5.0%
     52,800    Cabot Corp.                                           1,681,152
    165,110    Methanex Corp.                                        1,854,185
    112,415    Symyx Technologies, Inc.*<F22>                        2,310,128
                                                                  ------------
                                                                     5,845,465
                                                                  ------------

               Computers & Software  8.6%
     28,745    CACI International Inc. - Class A*<F22>               1,397,582
     41,510    CheckFree Corp.*<F22>                                 1,147,752
    258,310    Cray, Inc.*<F22>                                      2,565,018
    107,768    DocuCorp International, Inc.*<F22>                    1,093,845
     54,960    Overland Storage, Inc.*<F22>                          1,033,248
     54,660    PC-Tel, Inc.*<F22>                                      579,943
     46,245    Sybase, Inc.*<F22>                                      951,722
     86,195    Synaptics Inc.*<F22>                                  1,291,201
                                                                  ------------
                                                                    10,060,311
                                                                  ------------

               E-Commerce  0.5%
     97,745    Stamps.com Inc.*<F22>                                   606,019
                                                                  ------------

               Electronic Components & Technology  5.4%
     99,890    Applied Micro Circuits Corp.*<F22>                      597,342
     45,565    Cubic Corp.                                           1,047,995
    134,175    KEMET Corp.*<F22>                                     1,836,856
     78,915    Mentor Graphics Corp.*<F22>                           1,147,424
     92,065    OSI Systems, Inc.*<F22>                               1,768,569
                                                                  ------------
                                                                     6,398,186
                                                                  ------------

               Energy  2.3%
    118,010    Duquesne Light Holdings Inc.                          2,164,303
     30,360    Headwaters Inc.*<F22>                                   595,663
                                                                  ------------
                                                                     2,759,966
                                                                  ------------

               Financial  3.2%
     31,745    A.G. Edwards, Inc.                                    1,150,121
     30,370    Gabelli Asset Management Inc. - Class A               1,208,726
     42,500    Jefferies Group, Inc.                                 1,403,350
                                                                  ------------
                                                                     3,762,197
                                                                  ------------

               Instruments of Measurement  4.5%
     47,506    Analogic Corp.                                        1,947,746
     61,670    BEI Technologies, Inc.                                1,233,400
     56,505    Trimble Navigation Ltd.*<F22>                         2,104,246
                                                                  ------------
                                                                     5,285,392
                                                                  ------------

               Insurance  2.8%
     37,405    Arthur J. Gallagher & Co.                             1,215,288
     53,222    Fidelity National Financial, Inc.                     2,063,949
                                                                  ------------
                                                                     3,279,237
                                                                  ------------

               Medical Instruments  5.0%
     77,645    Cholestech Corp.*<F22>                                  592,431
     34,250    Cyberonics, Inc.*<F22>                                1,096,343
     86,322    Intuitive Surgical, Inc.*<F22>                        1,475,243
     34,580    Techne Corp.*<F22>                                    1,306,432
    111,180    Thoratec Corp.*<F22>                                  1,446,452
                                                                  ------------
                                                                     5,916,901
                                                                  ------------

               Motion Pictures & Services  1.2%
     61,905    Macrovision Corp.*<F22>                               1,398,434
                                                                  ------------

               Oil & Gas  7.3%
     64,755    Cabot Oil & Gas Corp.                                 1,900,559
     40,865    Energen Corp.                                         1,676,691
     88,385    Frontier Oil Corp.                                    1,521,990
     49,365    Nuevo Energy Co.*<F22>                                1,193,152
     21,990    Precision Drilling Corp.*<F22>                          960,523
     57,800    Southwestern Energy Co.*<F22>                         1,381,420
                                                                  ------------
                                                                     8,634,335
                                                                  ------------

               Paper  1.0%
     87,470    Wausau-Mosinee Paper Corp.                            1,182,594
                                                                  ------------

               Pharmaceuticals  0.9%
     67,380    Perrigo Co.                                           1,059,214
                                                                  ------------

               Power Conversion  0.5%
     23,745    Advanced Energy Industries, Inc.*<F22>                  618,557
                                                                  ------------

               Real Estate Investment Trust  1.7%
     93,850    Corporate Office Properties Trust                     1,970,850
                                                                  ------------

               Research & Development  1.6%
     71,490    SFBC International, Inc.*<F22>                        1,898,774
                                                                  ------------

               Retailing & Restaurants  7.8%
     18,165    Angelica Corp.                                          399,630
     72,370    BJ's Wholesale Club, Inc.*<F22>                       1,661,615
    107,230    Blue Rhino Corp.*<F22>                                1,489,425
     70,800    Dillard's Inc. - Class A                              1,165,368
    135,265    Oakley, Inc.                                          1,872,068
     57,125    Pacific Sunwear of California, Inc.*<F22>             1,206,480
     43,065    Sharper Image Corp.*<F22>                             1,406,072
                                                                  ------------
                                                                     9,200,658
                                                                  ------------

               Schools  1.2%
     43,630    Education Management Corp.*<F22>                      1,354,275
                                                                  ------------

               Scientific Instruments  1.8%
     49,685    Varian Inc.*<F22>                                     2,073,355
                                                                  ------------

               Semiconductor Equipment  2.9%
     23,590    Actel Corp.*<F22>                                       568,519
    100,210    ANADIGICS, Inc.*<F22>                                   597,252
     41,065    DuPont Photomasks, Inc.*<F22>                           991,309
     61,275    Photronics, Inc.*<F22>                                1,220,598
                                                                  ------------
                                                                     3,377,678
                                                                  ------------

               Superconductor Equipment  1.1%
     95,975    American Superconductor Corp.*<F22>                   1,330,214
                                                                  ------------

               Telecommunications  4.8%
    112,079    Applied Signal Technology, Inc.                       2,578,938
    117,395    Newport Corp.*<F22>                                   1,940,539
     29,060    UTStarcom, Inc.*<F22>                                 1,077,254
                                                                  ------------
                                                                     5,596,731
                                                                  ------------

               Toys  2.4%
    106,115    Leapfrog Enterprises, Inc.*<F22>                      2,815,231
                                                                  ------------

               Transportation  1.2%
     25,565    Teekay Shipping Corp.                                 1,457,972
                                                                  ------------

               TOTAL COMMON STOCKS
                 (cost $97,080,231)                                113,845,181
                                                                  ------------

Principal Amount
----------------

               SHORT-TERM INVESTMENTS  2.3%

               U.S. Government Agency  2.0%
 $2,406,000    Federal Home Loan Bank
                 Discount Note, 1.03%, 1/02/04                       2,405,970
                                                                  ------------

               Variable Rate Demand Notes v<F23>  0.3%
    152,543    American Family Financial Services Inc., 0.7609%        152,543
    156,790    Wisconsin Corporate Central Credit Union, 0.7900%       156,790
                                                                  ------------
                                                                       309,333
                                                                  ------------

               TOTAL SHORT-TERM INVESTMENTS
                 (cost $2,715,303)                                   2,715,303
                                                                  ------------

               TOTAL INVESTMENTS  99.1%
                 (cost $99,795,534)                                116,560,484

               Other Assets, less Liabilities  0.9%                  1,082,205
                                                                  ------------

               NET ASSETS  100.0%                                 $117,642,689
                                                                  ------------
                                                                  ------------

*<F22>  Non-income producing
v<F23> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2003.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

ASSETS:
Investments at value (cost $99,795,534)                           $116,560,484
Cash                                                                     8,421
Interest and dividend receivable                                        91,938
Receivable for Fund shares sold                                      1,236,412
Other assets                                                            28,481
                                                                  ------------
Total assets                                                       117,925,736
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                      180,635
Payable for Fund shares purchased                                        5,000
Accrued investment advisory fee                                         87,072
Accrued expenses                                                        10,340
                                                                  ------------
Total liabilities                                                      283,047
                                                                  ------------
NET ASSETS                                                        $117,642,689
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $ 98,245,796
Undistributed net investment loss                                     (117,008)
Undistributed net realized gain                                      2,748,951
Net unrealized appreciation on investments                          16,764,950
                                                                  ------------
NET ASSETS                                                        $117,642,689
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               7,886,490
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $14.92
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2003
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends(1)<F24>                                               $   390,794
Interest                                                             21,543
                                                                -----------
                                                                    412,337
                                                                -----------

EXPENSES:
Investment advisory fees                                            481,320
Fund administration and accounting fees                              36,784
Custody fees                                                         14,904
Federal and state registration fees                                  11,936
Shareholder servicing fees                                            8,794
Audit fees                                                            7,241
Legal fees                                                            6,698
Directors' fees and related expenses                                  3,155
Reports to shareholders                                                 866
Other                                                                   548
                                                                -----------
Total expenses before waiver                                        572,246
Waiver of expenses by Adviser                                       (42,794)
                                                                -----------
Net expenses                                                        529,452
                                                                -----------
NET INVESTMENT LOSS                                                (117,115)
                                                                -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                  4,931,719
Change in net unrealized
  appreciation/depreciation on investments                       11,075,157
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            16,006,876
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $15,889,761
                                                                -----------
                                                                -----------

(1)<F24>  Net of $5,429 in foreign withholding taxes.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                    SIX MONTHS ENDED
                                                   DECEMBER 31, 2003             PERIOD ENDED
                                                      (UNAUDITED)       JUNE 30, 2003(1)<F25> (2)<F26>
                                                   -----------------    ------------------------------
OPERATIONS:
Net investment loss                                  $   (117,115)               $    (5,927)
Net realized gain on investments                        4,931,719                    424,389
Change in net unrealized
  appreciation/ depreciation on investments            11,075,157                  5,689,793
                                                     ------------                -----------
Net increase in net assets
  resulting from operations                            15,889,761                  6,108,255
                                                     ------------                -----------

DISTRIBUTIONS
  PAID FROM:
Net realized gain on investments                       (2,607,189)                        --
                                                     ------------                -----------
Net decrease in net assets resulting
  from distributions paid                              (2,607,189)                        --
                                                     ------------                -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                            59,937,705                 48,088,461
Shares issued to holders in
  reinvestment of distributions                         2,248,355                         --
Shares redeemed                                       (11,900,006)                  (122,653)
                                                     ------------                -----------
Net increase in net assets resulting
  from capital share transactions                      50,286,054                 47,965,808
                                                     ------------                -----------

TOTAL INCREASE IN NET ASSETS                           63,568,626                 54,074,063
                                                     ------------                -----------

NET ASSETS:
Beginning of period                                    54,074,063                         --
                                                     ------------                -----------
End of period
  (includes undistributed
  net investment income (loss) of
  $(117,008) and $107, respectively)                 $117,642,689                $54,074,063
                                                     ------------                -----------
                                                     ------------                -----------

(1)<F25>  Commenced operations on August 30, 2002.
(2)<F26>  Formerly the Frontegra Horizon Fund for the period ended June 30,
          2003.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS ENDED           PERIOD ENDED
                                                   DECEMBER 31, 2003             JUNE 30,
                                                      (UNAUDITED)          2003(1)<F27>(6)<F32>
                                                   -----------------       --------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $13.04                   $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                              (0.02)                      --(5)<F31>
Net realized and unrealized gain
  on investments                                           2.24                     3.04
                                                         ------                   ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                    2.22                     3.04
                                                         ------                   ------

LESS DISTRIBUTIONS PAID:
From net realized gain
  on investments                                          (0.34)                      --
                                                         ------                   ------
TOTAL DISTRIBUTIONS PAID                                  (0.34)                      --
                                                         ------                   ------

NET ASSET VALUE,
  END OF PERIOD                                          $14.92                   $13.04
                                                         ------                   ------
                                                         ------                   ------

TOTAL RETURN(2)<F28>                                     17.11%                   30.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                                       $117,643                  $54,074
Ratio of expenses to
  average net assets(3)<F29>(4)<F30>                      1.10%                    1.10%
Ratio of net investment
  loss to average
  net assets(3)<F29>(4)<F30>                            (0.24)%                  (0.07)%
Portfolio turnover rate(2)<F28>                             48%                      28%

(1)<F27>  Commenced operations on August 30, 2002.
(2)<F28>  Not annualized for periods less than a full year.
(3)<F29> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.19% and 2.15% and the ratio of net investment loss to average net assets would have been (0.33)% and (1.12)% for the periods ended December 31, 2003 and June 30, 2003, respectively.
(4)<F30>  Annualized.
(5)<F31>  Less than one cent per share.
(6)<F32>  Formerly the Frontegra Horizon Fund for the period ended June 30,
          2003.

See notes to financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2003 (Unaudited)

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund and the Frontegra IronBridge Small Cap Fund (formerly Frontegra Horizon Fund) (the "Funds"). The Frontegra Total Return Bond and Investment Grade Bond Funds, sub-advised by Reams Asset Management Company, LLC ("Reams"), commenced operations on November 25, 1996 and February 23, 2001, respectively. The Frontegra IronBridge Small Cap Fund, sub-advised by IronBridge Capital Management, LLC ("IronBridge"), commenced operations on August 30, 2002.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation

          Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. With respect to all Funds, all equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams and IronBridge, pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes

          Each Fund intends to comply with the requirement of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Frontegra Investment Grade Bond Funds and at least annually for the Frontegra IronBridge Small Cap Fund. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

          The tax character of distributions paid during the six months ended December 31, 2003 and the period ended June 30, 2003 were as follows:

                                              SIX MONTHS ENDED                PERIOD ENDED
                                             DECEMBER 31, 2003               JUNE 30, 2003
                                        ---------------------------   ----------------------------
                                        ORDINARY        LONG-TERM     ORDINARY         LONG-TERM
                                         INCOME       CAPITAL GAINS    INCOME        CAPITAL GAINS
                                        --------      -------------   --------       -------------
          Frontegra Total
            Return Bond Fund           $16,857,950       $      0    $24,310,788        $     0
          Frontegra Investment
            Grade Bond Fund              4,473,373        210,341      5,274,240         17,352
          Frontegra IronBridge
            Small Cap Fund(1)<F33>       2,568,988         38,201              0              0

          (1)<F33>  Commenced operations on August 30, 2002.

          Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

          As of December 31, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                                  FRONTEGRA          FRONTEGRA
                                                 FRONTEGRA        INVESTMENT         IRONBRIDGE
                                               TOTAL RETURN         GRADE            SMALL CAP
                                                 BOND FUND        BOND FUND             FUND
                                               ------------       ---------          ----------
          Cost of investments(a)<F34>           $453,697,233     $147,587,409       $99,802,683
                                                ------------     ------------       -----------
          Gross unrealized appreciation            5,004,426          936,148        18,804,872
          Gross unrealized depreciation           (2,158,498)        (416,763)       (2,047,071)
                                                ------------     ------------       -----------
          Net unrealized appreciation           $  2,845,928     $    519,385       $16,757,801
                                                ------------     ------------       -----------
                                                ------------     ------------       -----------

          At June 30, 2003, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

          Undistributed ordinary income         $ 11,034,171     $  2,605,980       $   431,677
          Undistributed long-term capital gain            --          210,269                --
                                                ------------     ------------       -----------
          Total distributable earnings          $ 11,034,171     $  2,816,249       $   431,677
                                                ------------     ------------       -----------
                                                ------------     ------------       -----------

          (a)<F34> Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes.

     (d)  When-Issued Securities

          The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds will maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e)  Mortgage Dollar Rolls

          The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f)  Stock Index Options

          Each Fund may purchase stock index options for any purpose, sell stock index options in order to close out existing positions, and/or write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. Upon the exercise of an index option, the option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

     (g)  Other

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized and are included in interest income.

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated October 28, 2003, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated October 28, 2003, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.42% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra IronBridge Small Cap Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated October 28, 2003, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

                                                  FRONTEGRA
               FRONTEGRA         FRONTEGRA        IRONBRIDGE
              TOTAL RETURN   INVESTMENT GRADE     SMALL CAP
               BOND FUND         BOND FUND           FUND
              ------------   ----------------     ----------
     2004       $181,420         $ 57,467               --
     2005       $308,637         $132,621               --
     2006       $271,055         $216,003          $83,634
     2007       $136,027         $116,410          $42,794

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                            SIX MONTHS ENDED      YEAR ENDED
                                            DECEMBER 31, 2003   JUNE 30, 2003
                                            -----------------   -------------
     Shares sold                                 158,352           1,598,327
     Shares issued to holders in
       reinvestment of distributions             521,131             774,555
     Shares redeemed                            (379,656)         (2,732,298)
                                                --------          ----------
     Net increase (decrease)
       in shares outstanding                     299,827            (359,416)
                                                --------          ----------
                                                --------          ----------

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                            SIX MONTHS ENDED      YEAR ENDED
                                            DECEMBER 31, 2003   JUNE 30, 2003
                                            -----------------   -------------
     Shares sold                                 482,866          10,153,278
     Shares issued to holders in
       reinvestment of distributions             332,740             439,040
     Shares redeemed                          (2,223,838)         (1,309,884)
                                              ----------          ----------
     Net increase (decrease)
       in shares outstanding                  (1,408,232)          9,282,434
                                              ----------          ----------
                                              ----------          ----------

     Transactions in shares of the Frontegra IronBridge Small Cap Fund were as follows:

                                        SIX MONTHS ENDED      PERIOD ENDED
                                       DECEMBER 31, 2003   JUNE 30, 2003(1)(2)
                                                                      <F35><F36>
                                       -----------------   ---------------------
     Shares sold                            4,396,567           4,156,701
     Shares issued to holders in
       reinvestment of distributions          153,891                  --
     Shares redeemed                         (810,887)             (9,782)
                                            ---------           ---------
     Net increase in shares outstanding     3,739,571           4,146,919
                                            ---------           ---------
                                            ---------           ---------

     (1)<F35>  Commenced operations on August 30, 2002.
     (2)<F36> Formerly the Frontegra Horizon Fund for the period ended June 30, 2003.

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended December 31, 2003, are summarized below:

                                                               FRONTEGRA
                         FRONTEGRA          FRONTEGRA         IRONBRIDGE
                        TOTAL RETURN    INVESTMENT GRADE       SMALL CAP
                         BOND FUND          BOND FUND            FUND
                        ------------    ----------------      ----------
     Purchases          $500,140,523      $174,993,245        $88,907,416
     Sales              $630,763,660      $217,820,510        $42,854,369

     Purchases and sales of long-term U.S. government securities for the Frontegra Total Return Bond Fund were $1,630,010,423 and $1,466,534,462, respectively. Purchases and sales of long-term U.S. government securities for the Frontegra Investment Grade Bond Fund were $374,185,996 and $322,888,228, respectively.

     There were no purchases or sales of long-term U.S. government securities for the Frontegra IronBridge Small Cap Fund.

     The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2003 there were no capital loss carryforwards for the Funds.

     At June 30, 2003 the Frontegra Total Return Bond Fund had a post-October loss of $844,458.

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this semi-annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser, sub-adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these reports include the accuracy of the adviser's, sub-advisers' or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds' investment adviser (the "Adviser"), the authority to vote proxies. The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund's subadviser. A description of the Frontegra Funds proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not applicable for periods ending before January 1, 2004.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant's Co-Presidents and Treasurer have concluded that the disclosure controls and procedures are effective.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Not applicable.

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Frontegra Funds, Inc.
     ---------------------

     By:  /s/William D. Forsyth III
        ----------------------------------------------------
          William D. Forsyth III, Co-President
          (Principal Executive Officer)

     Date  March 1, 2004
         ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:  /s/Thomas J. Holmberg, Jr.
        ----------------------------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date  March 1, 2004
         ----------------------------------

     By:  /s/William D. Forsyth III
        ----------------------------------------------------
          William D. Forsyth III, Co-President and Treasurer
          (Principal Executive and Financial Officer)

     Date  March 1, 2004
         ----------------------------------